Filed pursuant to Rule 497(e)

File Nos. 333-199318 and 811-22973

AMG PANTHEON FUND, LLC

Supplement dated January 27, 2017 to the

Prospectus and Statement of Additional Information dated July 22, 2016, of AMG Pantheon Fund, LLC

(the “Fund”), as supplemented November 10, 2016 and January 5, 2017

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the Fund’s current Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Rudy Scarpa no longer serves as a portfolio manager of the Fund and AMG Pantheon Master Fund, LLC (the “Master Fund”) and Matt Garfunkle is designated as a portfolio manager of the Fund and the Master Fund. Mr. Garfunkle, Partner, joined Pantheon Ventures (US) LP (“Pantheon”) in 1999. Mr. Garfunkle joined Pantheon having worked with Cambridge Associates in their Boston and Menlo Park offices. He holds a BA in History and Economics from Brown University, and is a CFA Charterholder. Mr. Garfunkle is based in San Francisco. Chris Meads, Susan Long McAndrews, Dennis McCrary, Brian J. Buenneke and Mr. Garfunkle are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund and the Master Fund’s portfolio and share equal responsibility and authority for managing the Fund and the Master Fund’s portfolio. Accordingly, all references in the Prospectus and SAI to Mr. Scarpa are hereby deleted and all references to the portfolio managers of the Fund and the Master Fund shall refer to Messrs. Meads, McCrary, Buenneke and Garfunkle and Ms. Long McAndrews.

In addition, the information pertaining to Mr. Scarpa in the tables in the section “Portfolio Management” on pages 11-12 of the SAI is hereby deleted and replaced with the following:

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Matt Garfunkle*	0	$0	30	$14.3 billion	30	$6.1 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Matt Garfunkle*	0	$0	29	$14.3 billion	18	$3.5 billion

*	Information for Mr. Garfunkle is provided as of June 30, 2016.

Finally, the following is hereby added as the third sentence in the penultimate paragraph in the section “Portfolio Management” on page 12 of the SAI:

As of January 25, 2017, Mr. Garfunkle did not have any direct or indirect beneficial ownership of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE